UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2015

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55197	27-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Edward M. Weil, Jr. as Executive Chairman, Chief Executive Officer and President

On November 20, 2015, Donald MacKinnon stepped down as chief executive officer and president of American Finance Trust, Inc. (the "Company") by mutual agreement with the Company to pursue other opportunities. Mr. MacKinnon also resigned from his roles as chief executive officer and president of the Company’s advisor and property manager. There were no disagreements between Mr. MacKinnon and the Company.

In connection with Mr. MacKinnon’s resignation, on November 20, 2015, the Company’s board of directors (the “Board”) appointed Edward M. Weil, Jr. to serve as chief executive officer and president of the Company, the Company’s advisor and the Company’s property manager, effective as of that same date. Also on November 20, 2015, the Board appointed Mr. Weil to serve as a director and as executive chairman of the Board, effective as of that same date. There are no related party transactions involving Mr. Weil that are reportable under Item 404(a) of Regulation S-K other than through his non-controlling interest in AR Capital, LLC (“ARC”), the Company’s sponsor. The Company’s transactions with ARC are described in the Company’s proxy statement filed with the U.S. Securities Exchange Commission on June 1, 2015. In connection with Mr. Weil’s appointment as a director and as executive chairman of the Board, William M. Kahane resigned from his role as a director of the Company. Mr. Kahane did not resign pursuant to any disagreement with the Company.

Edward M. Weil, Jr., 47, served as president, chief operating officer, treasurer and secretary of the Company, the Company’s advisor and the Company’s property manager since their formation in January 2013 until November 2014, and served as a director of the Company from January 2013 to September 2014. Mr. Weil served as chairman of Realty Capital Securities, LLC (the “Dealer Manager”), the dealer manager of the Company’s initial public offering, from September 2013 until November 2015 and was the interim chief executive officer of the Dealer Manager from May 2014 until September 2014 and the chief executive officer of the Dealer Manager from December 2010 until September 2013. Mr. Weil served as an executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil served as an executive officer of New York REIT, Inc. (“NYRT”), the NYRT property manager and the NYRT advisor since their formation in October 2009 until November 2014. He has served as the executive vice president and secretary of the Phillips Edison Grocery Center REIT I, Inc. (“PECO”) advisor since its formation in December 2009. Mr. Weil served as an executive officer of American Realty Capital – Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively, until November 2014. Mr. Weil served as an executive officer of American Realty Capital Healthcare Trust, Inc. (“ARC HT”), the ARC HT advisor and the ARC HT property manager from their formation in August 2010 until January 2015 when ARC HT closed its merger with Ventas, Inc. Mr. Weil served as a director of American Realty Capital Trust III, Inc. (“ARCT III”) beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with VEREIT, Inc., formerly known as American Realty Capital Properties, Inc. (“VER”) in February 2013. Mr. Weil served as an executive officer of the American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”) advisor and the ARC DNAV property manager since their formation in September 2010 until November 2014, and served as a director of ARC DNAV from September 2010 until August 2014. Mr. Weil served as a director of VER from March 2012 until June 2014. Mr. Weil also served as an executive officer of VER from its formation in December 2010 until February 2013. Mr. Weil was an executive officer of Global Net Lease, Inc. (“GNL”), the GNL advisor and the GNL property manager from their formation in July 2011, July 2011 and January 2012, respectively, until October 2014 and served as a director of GNL from May 2012 to September 2014. Mr. Weil served as the president, chief operating officer, treasurer and secretary of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 until the close of ARCT IV’s merger with VER in January 2014. Mr. Weil served as a director of ARCT IV from January 2014 until the close of its merger with VER in January 2014. Mr. Weil served as the president, treasurer and secretary of Healthcare Trust, Inc. (“HTI”), the HTI advisor and the HTI property manager since their formation in October 2012 until November 2014, and served as their chief operating officer from October 2012 through March 2014. Mr. Weil served as president, chief operating officer, treasurer and secretary of American Realty Capital Global Trust II, Inc. (“Global II”), the Global II advisor and the Global II property manager from their respective formations in April 2014 to October 2014. Mr. Weil served as the president, treasurer and secretary of Realty Finance Trust, Inc. ("RFT") and its advisor from November 2012 until January 2013. Mr. Weil has served as the executive vice president and secretary of the Business Development Corporation of America advisor since its formation in June 2010. Mr. Weil served as president, chief operating officer, treasurer and secretary of the Phillips Edison Grocery Center REIT II, Inc. advisor from July 2013 until October 2014. Mr. Weil has served as a member of the board of directors of the American Realty Capital Hospitality Trust, Inc. sub-property manager from August 2013 until November 2014. Mr. Weil served as chief executive officer and president of the general partner of American Energy Capital Partners — Energy Recovery Program, LP from its formation in October 2013 until November 2014. Mr. Weil has served as a director of RCS Capital Corporation (“RCAP”), the parent company of the Dealer Manager, from February 2013 and served as president, treasurer, and secretary of RCAP from February 2013 until November 2015 and as chief executive officer from September 2014 until November 2015. Mr. Weil also served as president, treasurer, secretary and a director of RCAP since February 2013 and as chief executive officer since September 2014. Mr. Weil has served as treasurer and secretary of American Realty Capital — Retail Centers of America II, Inc. (“RCA II”), the RCA II advisor and the RCA II property manager from April 2014 until November 2014 and previously served as RCA II’s chief operating officer and as chief operating officer of the RCA II advisor and property manager from their respective formations in December 2013 until April 2014. Mr. Weil served as president, chief operating officer, treasurer and secretary of RCA II, and as president, chief operating officer, treasurer and secretary of the RCA II advisor and property manager from their respective formations in April 2014 until October 2014. Mr. Weil served as president, chief operating officer, treasurer and secretary of American Realty Capital Healthcare Trust III, Inc. (“ARC HT III”), the ARC HT III advisor and ARC HT III property manager from their respective formations in April 2014 until November 2014. Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“ARFT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses.

Appointment of Nicholas Radesca as Chief Financial Officer, Treasurer and Secretary

On November 20, 2015, Donald Ramon stepped down as chief financial officer, treasurer and secretary of the Company by mutual agreement with the Company to pursue other opportunities. Mr. Ramon also resigned from his roles as chief financial officer, treasurer and secretary of the Company’s advisor and property manager. There were no disagreements between Mr. Ramon and the Company.

In connection with Mr. Ramon’s resignation, on November 20, 2015, the Board appointed Nicholas Radesca to serve as chief financial officer, treasurer and secretary of the Company, effective as of that same date. Mr. Radesca will also serve as chief financial officer, treasurer and secretary of the Company’s advisor and property manager. There are no related party transactions involving Mr. Radesca that are reportable under Item 404(a) of Regulation S-K.

Mr. Radesca, 50, previously served as interim chief financial officer, treasurer and secretary of the Company from January 2014 to May 2015. Mr. Radesca has also served as chief financial officer of the Company’s advisor and the Company’s property manager since January 2014 and as treasurer and secretary of these companies since December 2014. Mr. Radesca was appointed as chief financial officer, treasurer, and secretary of ARC RCA, ARC RCA’s advisor and ARC RCA’s property manager in November 2015. In addition, Mr. Radesca was appointed as chief financial officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager in January 2014, as treasurer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager in November 2014 and as secretary of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager in December 2014. Mr. Radesca has served as the interim chief financial officer, treasurer and secretary of NYRT, the NYRT advisor, and the NYRT property manager since June 2015 and previously served in such capacities from February 2014 to March 2014. Mr. Radesca has served as the interim chief financial officer and treasurer of American Realty Capital New York City REIT, Inc. (“NYCR”), the NYCR advisor and the NYCR property manager since June 2015. Mr. Radesca has served as the interim chief financial officer and treasurer of American Realty Capital New York City REIT II, Inc. (“NYCR II”), the NYCR II advisor and the NYCR II property manager since June 2015. Mr. Radesca has served as chief financial officer and treasurer of Business Development Corporation of America since February 2013 and as its secretary since June 2013. Mr. Radesca has served as chief financial officer and treasurer of RFT and the RFT advisor since January 2013 and as secretary of RFT and the RFT advisor since November 2014. Prior to joining ARC, the Company’s sponsor, in December 2012, Mr. Radesca was employed by Solar Capital Management, LLC, from March 2008 to May 2012, where he served as the chief financial officer and corporate secretary for Solar Capital Ltd. and its predecessor company, and Solar Senior Capital Ltd., both of which are publicly traded business development companies. From 2006 to February 2008, Mr. Radesca served as the chief accounting officer at iStar Financial Inc. (“iStar”), a publicly traded commercial REIT, where his responsibilities included overseeing accounting, tax and SEC reporting. Prior to iStar, Mr. Radesca served in various senior accounting and financial reporting roles at Fannie Mae, Del Monte Foods Company, Providian Financial Corporation and Bank of America. Mr. Radesca has more than 20 years of experience in financial reporting and accounting and is a licensed certified public accountant in New York and Virginia. Mr. Radesca holds a B.S. in accounting from the New York Institute of Technology and an M.B.A. from the California State University, East Bay.

Resignation of Andrew Winer

Also on November 20, 2015, Andrew Winer stepped down as chief investment officer of the Company by mutual agreement with the Company to pursue other opportunities. There were no disagreements between Mr. Winer and the Company.

Item 7.01.	Regulation FD Disclosure

Investor Presentation

The Company prepared an investor presentation containing certain portfolio information and financial highlights. Representatives of the Company have presented, and intend to present, some of or all of this presentation to current investors and their financial planners at various conferences and meetings, including webinars. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Finance Trust, Inc.

Date: November 24, 2015	By:	/s/ Nicholas Radesca
Nicholas Radesca
Chief Financial Officer, Treasurer and Secretary